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                                                                    Exhibit 10.6
                                                                       EXHIBIT G

                  BILL OF SALE AND ASSUMPTION OF LIABILITIES


     THIS BILL OF SALE AND ASSUMPTION OF LIABILITIES is made as of this _____ day of __________, 2000 by APPLIED POWER INC. ("API"), a Wisconsin corporation, with its principal place of business at 6101 N. Baker Road, Milwaukee, Wisconsin 53209, and APW LTD., ("APW"), a Bermuda corporation with its principal place of business at N22 W23685 Ridgeview Parkway West, Waukesha, Wisconsin 53188-1013.



                                   RECITALS

     WHEREAS, API and APW are parties to a Contribution Agreement, Plan and Agreement of Reorganization and Distribution, including its exhibits, schedules, instruments and conveyances attached or referenced thereto or incorporated therein (collectively, the "Contribution Agreement") dated as of __________, 2000; and

     WHEREAS, API desires to sell and assign to APW, and APW wishes to purchase and accept from API, for the consideration and upon the terms and conditions set forth in the Contribution Agreement, certain of the assets, properties and rights of API, and APW wishes to assume certain of the liabilities and obligations of API;

     NOW, THEREFORE, pursuant to the Contribution Agreement and in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1.   Conveyance.  API does hereby sell, assign, convey, and deliver to APW
          ----------
all of API's right, title and interest in and to the assets and the liabilities and obligations as set forth in the Contribution Agreement.

     2.   Acceptance and Assumption.  APW hereby accepts the foregoing sale,
          -------------------------
assignment and conveyance. APW hereby assumes and agrees to pay, perform in accordance with the terms of and be bound by, all of the covenants, terms and obligations thereof.

     3.   Power of Attorney.  Subject to the provisions of the Contribution
          -----------------
Agreement, API hereby constitutes and appoints APW, its successors or assigns, the true and lawful attorney of API with full power of substitution, for the benefit and at the expense of APW: (a) to institute and prosecute all proceedings which APW may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to any of the conveyed assets and liabilities, to defend or compromise any and all actions, suits and proceedings in respect of any of the conveyed assets and liabilities, and to do all such acts and things in relation thereto as APW shall deem advisable; and (b) to take all action which APW may deem proper in order to provide APW the benefits or obligations under any
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of the conveyed assets or liabilities where any required consent of another party to the assignment thereof to APW pursuant to the Contribution Agreement shall not have been obtained. API acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable by API in any manner or for any reason. APW shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereto.

     4.   Rights.  Nothing contained in this Bill of Sale and Assumption of
          ------
Liabilities shall be deemed to supersede, enlarge, diminish or otherwise modify any of the obligations, agreements, covenants or warranties of API or APW contained in the Contribution Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assumption of Liabilities to be executed by their duly authorized officers this _____ day of __________, 2000.

                                       APPLIED POWER INC.

                                       By: _____________________________________
                                           President and Chief Executive Officer


                                       APW LTD.

                                       By: _____________________________________
                                           President and Chief Executive Officer


STATE OF WISCONSIN  )
                    ) ss.
COUNTY OF WAUKESHA  )


     The foregoing instrument was acknowledged before me this _____ day of __________, 2000.

                                       ________________________________________
                                       Notary Public, Waukesha County
                                       State of Wisconsin
                                       My commission expires __________________.
(NOTARY SEAL)